Exhibit 10.16

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (iii) WRITTEN CONSENT FROM THE COMPANY THAT REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

WARRANT

June 10, 2021

JP Outfitters, LLC, a Delaware limited liability company (the “Company”) issued this Warrant to AsiaMax Holdings Limited, a Hong Kong limited company or its assignee (“Holder”).

1. Issuance of Warrant. For and in consideration of the Holder making certain loans to the Company pursuant to that certain Convertible Promissory Note dated July 10, 2019 (as amended from time to time, the “Convertible Note”) and in consideration of the Holder agreeing to amend the terms of the Convertible Note on the date hereof, the Company hereby grants the Holder the right to acquire the Membership Interest specified below in exchange for a fixed price of Ten Dollars ($10.00) (the “Exercise Price”).

Holder has the unqualified option to exercise its rights pursuant to this Warrant to purchase membership interests of the Company (“Membership Interests”) in exchange for payment of the Exercise Price at any time on or after January 1, 2022. The Membership Interests obtained in such exercise depends upon the payments, if any, made to the Payee as set forth in this paragraph. In the event that between June 1, 2021 and December 31, 2021, the Company has paid the Payee, Sterling Group Holdings Limited a Cayman Island limited liability company, or any of their affiliates (together the “AHL Parties”) at least Six Million Dollars ($6,000,000.00) exclusive of payments for inventory ordered after June 1, 2021, the Membership Interests shall be equal to Twenty Percent (20%) of the membership interests of the Company on a fully diluted basis . In the event that between June 1, 2021 and December 31, 2021, the Company has paid the AHL Parties less than Six Million Dollars ($6,000,000.00) exclusive of payments for inventory ordered after June 1, 2021, the Membership Interests shall be equal to Seventy-Five Percent (75%) of the membership interests of the Company on a fully diluted basis.

2. Exercise. This Warrant may be exercised by the Holder upon delivery of written notice of exercise to the Company at the Company’s address set forth below its signature below or such other address as the Company shall designate in a written notice to the Holder, together with this Warrant and cash or check payable to the Company for the aggregate Exercise Price for the Warrant Shares. Upon exercise of this Warrant and payment of the Exercise Price, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder a certificate or certificates for the Membership Interests for which this Warrant is being exercised in the name of Holder; provided, however, that the Company will not be obligated to issue physical certificates to evidence the Membership Interests if the Company has not otherwise done so with other Members of the Company.

3. Covenants and Conditions. The above provisions are subject to the following:

(a) Neither this Warrant nor the Membership Interests have been registered under the Securities Act (the “Act”) or any state securities laws, as amended (“Blue Sky Laws”). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act or under any applicable Blue Sky Laws, or (iii) written consent from the Company that registration is not required under the Act or under any applicable Blue Sky Laws, which consent shall not be unreasonably delayed or withheld. Transfer of the Membership Interests issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Membership Interests and the other membership interests of the Company and the certificates, if any, representing such Membership Interests shall bear substantially the following legend:

THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY SETS FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS UPON, THE SECURITIES REPRESENTED BY THIS CERTIFICATE. A COPY OF THE COMPANY’S LIMITED LIABILITY COMPANY AGREEMENT WILL BE FURNISHED WITHOUT CHARGE UPON REQUEST TO THE HOLDER OF RECORD OF THE MEMBERSHIP INTERESTS REPRESENTED BY THIS CERTIFICATE.

THE MEMBERSHIP INTERESTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE MEMBERSHIP INTERESTS MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE BE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(b) The Holder and the Company agree to execute such other documents and instruments as are reasonably necessary to effect the compliance of the issuance of this Warrant and any Membership Interests issued upon exercise of this Warrant with applicable federal and state securities laws. In furtherance of the foregoing, the Holder represents and warrants:

(i) The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests;

(ii) The Holder is acquiring this Warrant, and will acquire the Membership Interests, for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. The Holder understands that this Warrant has not been, and the Membership Interests will not be, registered under the Securities Act or any Blue Sky Laws by reason of exemptions from the registration provisions of the Securities Act and such Blue Sky Laws that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations;

2

(iii) The Holder is familiar with the provisions of Rule 144 under the Act that permit the limited resale of restricted securities, subject to the satisfaction of certain conditions and understands that Rule 144 is not likely to be available to Holder with respect to the Warrant and any Membership Interests received upon exercise of the Warrant;

(iv) The Holder has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and the opportunity to review the Company’s facilities. The Holder has also had an opportunity to ask questions of officers of the Company, which were answered to its satisfaction;

(v) The Holder is an “accredited investor” as that term is defined in Rule 501 (a) of Regulation D under the Act; and

(vi) Upon exercise of this Warrant, the Holder shall enter into the Limited Liability Company Agreement and shall abide by the terms and conditions of the Company’s Limited Liability Company Agreement for all purposes described therein.

(d) Holder represents and warrants that it will not transfer the Membership Interests unless such transfer is in compliance with applicable state and federal securities laws.

4. Notices. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, by facsimile (with written confirmation of delivery), or sent by certified mail or nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery, facsimile or one business day after delivery to such courier service or two business days after mailing, as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

If to the Company, to:	JP Outfitters, LLC
1111 Brickell Avenue, Suite 1300
Miami, FL 33131
Attention: Douglas L. O’Keefe

If to the Holder:	AsiaMax Holdings Limited
18th Floor, Win Plaza
9 Sheung Hei Street
San Po Kong, Kowloon Hong Kong
Attention: Sam Chung
Electronic mail: sam.chung@sphk.com.hk

5. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be not be amended without the written consent of the Company and the Holder.

14. Descriptive Headings; Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. ALL QUESTIONS CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties have exercised this Warrant as of the date first above written.

Company:

JP Outfitters, LLC

By:	/s/ Douglas L. O’Keefe
Name:	Douglas L. O’Keefe
Title:	Manager

Payee:

AsiaMax Holdings Limited

By:	/s/ Sam KW Chung
Name:	Sam KW Chung
Title:	Director

[Signature Page to JP Outfitters, LLC Warrant to AsiaMax]